FIRST AMENDMENT TO AGREEMENT FOR TERMINATION OF LEASE

THIS FIRST AMENDMENT TO AGREEMENT FOR TERMINATION OF LEASE (this “First

Amendment”) is made as of August 31, 2023, by and between ARE-10933 NORTH TORREY PINES, LLC, a Delaware limited liability company (“Landlord”), and SINGULAR GENOMICS SYSTEMS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.
Landlord and Tenant are parties to that certain Agreement for Termination of Lease dated as of July 19, 2023 (the “Termination Agreement”), in connection with that certain Lease Agreement dated as of January 19, 2022 (the “Lease”), pursuant to which Landlord leased to Tenant all of those to-be- constructed laboratory/office buildings referred to as “Building 3” and “Building 4” in San Diego, California. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Termination Agreement.

B.
Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Termination Agreement as provided in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Contingency Date. Notwithstanding anything to the contrary contained in the Termination Agreement, the reference in Section 1 of the Termination Agreement to “September 1, 2023,” is hereby deleted in its entirety and replaced with “September 15, 2023.” As a result thereof, in the event the Contingency is not satisfied by September 15, 2023, then the Termination Agreement shall be automatically null and void and of no further force or effect.

2.
OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

3.
Miscellaneous.

a.
This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.
This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
c.
This First Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this First Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d.
Except as amended and/or modified by this First Amendment, the Termination Agreement is hereby ratified and confirmed and all other terms of the Termination Agreement shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Termination Agreement, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Termination Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

SINGULAR GENOMICS SYSTEMS, INC.,

a Delaware corporation

By: Name: Dalen Meeter Its: CFO

X□ I hereby certify that the signature, name,

and title above are my signature, name and title

LANDLORD:

ARE-10933 NORTH TORREY PINES, LLC,

a Delaware limited liability company

By: Alexandria Real Estate Equities, Inc., a Maryland corporation,

managing member

By: Name: Gary Dean

Its: Executive Vice President – Real Estate Legal Affairs